EXHIBIT 10.34

SEVENTH AMENDMENT TO

REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS SEVENTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of November 29, 2004 (the “Amendment”), is entered into by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, in its capacity as administrative agent and collateral agent for the Lenders under the Agreement referenced below (“Agent”), the Lenders party thereto, and GARDENBURGER, INC., an Oregon corporation (“Borrower”).  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, the Agent, Lenders and Borrower have entered into that certain Revolving Credit and Term Loan Agreement dated as of January 10, 2002, as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 30, 2002, a Second Amendment to Revolving Credit and Term Loan Agreement dated as of December 31, 2002, a Third Amendment to Revolving Credit and Term Loan Agreement dated as of March 31, 2003, a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of December 29, 2003, a Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of April 8, 2004 and the Sixth Amendment to Revolving Credit and Term Loan Agreement dated as of August 13, 2004 (as amended, supplemented, modified and/or restated from time to time, the “Agreement”);

WHEREAS, Borrower has requested that Agent and Lenders amend the Agreement as provided herein; and

WHEREAS, subject to satisfaction of the conditions set forth herein, Agent and the Lenders are willing to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.  As of the Effective Date, the Agreement is amended as follows:

(a)           Payroll Accounts.  Notwithstanding anything in the Agreement to the contrary, Borrower shall not be required to deliver to Agent control agreements with respect to payroll bank accounts for Borrower as long as such payroll bank accounts do not have a balance in excess of the current payroll related obligations of Borrower.

SECTION 2.  Conditions.  This Amendment shall be effective upon the satisfaction of the following conditions precedent (the “Effective Date”):  (a) the representations and warranties contained herein and in all other Loan Documents shall be true and correct in all material respects as of the date hereof, except for such representations and warranties limited by their terms to a specific date; (b) no Default or Event of Default shall be in existence as of the date hereof; (c) Borrower shall have delivered to the Agent an executed original copy of this

Amendment and each other agreement, document or instrument reasonably requested by the Agent in connection with this Amendment; and (d) none of the provisions of this Amendment shall be a breach or event of default under the Note Purchase Agreement or with respect to the Subordinated Debt.

SECTION 3.  Agreement in Full Force and Effect as Amended.  Except as specifically amended hereby, the Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Agreement or any other Loan Document or any right, power or remedy of Agent or Lenders, or constitute a waiver of any provision of the Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent and/or Lenders whether under the Agreement, the other Loan Documents, at law or otherwise.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Amendment shall not constitute a novation or satisfaction and accord of the Agreement and/or other Loan Documents, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement and Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Loan Documents to the “Loan Agreement” or “Credit Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

SECTION 4.  Representations.  Borrower hereby represents and warrants to Agent and Lenders as follows:  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and all other Loan Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Loan Documents executed and/or delivered in connection herewith by or against it; (iv) this Amendment and all other Loan Documents executed and/or delivered in connection herewith has been duly executed and delivered by it; (v) this Amendment and all other Loan Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (vi) after giving effect to this Amendment, it is not in default under the Loan Documents and no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (vii) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

SECTION 5.  Miscellaneous.

(a)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof.  Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(b)           This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Agreement.  This Amendment shall be considered part of the Agreement and shall be a Loan Document for all purposes under the Agreement and other Loan Documents.

(c)           This Amendment, the Agreement and the Loan Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto.  There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(d)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

(e)           Borrower may not assign, delegate or transfer this Amendment or any of its rights or obligations hereunder.  No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor.  Nothing contained in this Amendment shall be construed as a delegation to Agent or Lenders of Borrower’s or any Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Agent has or Lenders have a security interest or Lien.  This Amendment shall be binding upon the Borrower and its respective successors and assigns.

(f)            The Borrower shall pay all costs and expenses incurred by Agent and Lenders or any of their affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) and reasonable fees and expenses of outside counsel, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the documents, agreements and instruments contemplated hereby and all related agreements, documents and instruments, and all of the same shall be part of the Obligations.

(g)           Borrower hereby (i) agrees that this Amendment shall not limit or diminish the obligations of Borrower under the Loan Documents, (ii) reaffirms its obligations under each of the Loan Documents to which it is a party, and (iii) agrees that each of such Loan Documents remains in full force and effect and is hereby ratified and confirmed.

(h)           All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Agent or Lenders shall affect such representations or warranties or the right of Agent or Lenders to rely upon them.

(i)            BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT IT KNOWS OF NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER ORIGINATING ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND THE LENDERS.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, THE LENDERS AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE KNOWN CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT BORROWER MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 7(i) SHALL APPLY WITH RESPECT TO ANY WILLFUL MISCONDUCT OR BAD FAITH BY THE RELEASED PARTIES.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to Revolving Credit and Term Loan Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LENDER/AGENT:

CAPITALSOURCE FINANCE LLC

By:	/s/ Joseph Turitz
Name:	Joseph Turitz
Title:	General Counsel

BORROWER:

GARDENBURGER, INC.

By:	/s/ Robert T. Trebing, Jr.
Name:	Robert T. Trebing, Jr.
Title:	Senior Vice President and Chief Financial Officer